FINANCIAL (EXPENSES) INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Financial Income And Expenses [Line Items]
Financial income	$ 0	$ 0
Financial (expenses)	(8)	(4)
Exchange rate differences income (loss)	28	(33)
Nonoperating Income (Expense), Total	$ 20	$ (37)